Exhibit 99.2

IBERIABANK Corporation

Acquisition of

American Horizons Bancorp, Inc.

September 29, 2004

Forward Looking Statements

Safe Harbor and 425 Language

Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the SEC.

In connection with the proposed merger, IBERIABANK Corporation will file a Registration Statement on Form S-4 that will contain a proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about IBERIABANK Corporation and American Horizons, without charge, at the SEC’s web site at HTTP://www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free by directing a request to: Investor Relations-12th Floor, IBERIABANK Corporation, 200 West Congress Street, Lafayette, LA, 70501, Phone: (337) 521-4788, Fax: (337) 521-4546.

This communication is not an offer to purchase shares of American Horizons common stock, nor is it an offer to sell shares of IBERIABANK Corporation common stock which may be issued in any proposed merger with American Horizons. Any issuance of IBERIABANK Corporation common stock in any proposed merger with American Horizons would have to be registered under the Securities Act of 1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

Presentation Outline

Northeast Louisiana Market

American Horizons Background

Merger Proposal

Northeast Louisiana Market

Current IBKC Markets

BOSSIER

CADDO

ACADIA

LAFAYETTE

ST MARTIN

VERMILION

IBERIA

#1 Market Share (20%)

ALEXANDRIA

MANDEVILLE

HOUMA

LINCOLN

OUACHITA

#5 Market Share (9%)

EAST BATON ROUGE

#12 Market Share (1%)

ORLEANS

JEFFERSON

#8 Market Share (2%)

Northeast LA Market

North Louisiana

Monroe (Population 146,000)

Chase Mortgage, CenturyTel, State Farm, Government

State Farm Exiting Monroe

Impact Probably In 2005-06; Working On Replacement

American Horizons/IBKC Have Almost No Exposure

Shreveport (Population 392,000)

GM Plant, Barksdale AFB, Gaming Establishments, Hospitals – Generally Speaking, Economy Is Well

IBERIABANK Corporation

Northeast LA Market

Market Share – Monroe MSA

Rank	Holding Company Name	Headquartered	#Offices	2003 Deposits	Market Share	2002 Deposits	Market Share	2002-03 Growth	Ownership Type	Inst Type
1	JPMorgan Chase (Bank One)	New York, NY	13	$481,789	22.7%	$489,837	25.0%	-1.6%	Stock	Bank
2	Regions Financial Corporation	Birmingham, AL	4	203,658	9.6%	189,926	9.7%	7.2%	Stock	Bank
3	Hibernia Corporation	New Orleans, LA	4	202,325	9.5%	205,359	10.5%	-1.5%	Stock	Bank
4	Progressive Bancorp	Monroe, LA	6	161,129	7.6%	120,131	6.1%	34.1%	Private	Bank
5	**IBERIABANK Corporation**	**Lafayette, LA**	**8**	**159,418**	**7.5%**	**143,319**	**7.3%**	**11.2%**	**Stock**	**Bank**
6	**American Horizons Bancorp, Inc.**	**Monroe, LA**	**5**	**141,211**	**6.7%**	**98,852**	**5.0%**	**42.9%**	**Private**	**Bank**
7	Ouachita Bancshares Corp. (OIB)	Monroe, LA	5	132,418	6.2%	118,788	6.1%	11.5%	Private	Bank
8	AmSouth Bancorporation	Birmingham, AL	5	106,502	5.0%	100,039	5.1%	6.5%	Stock	Bank
9	BancorpSouth, Inc.	Tupelo, MS	4	91,709	4.3%	93,513	4.8%	-1.9%	Stock	Bank
10	BSJ Bancshares (Cross Keys Bank)	St. Joseph, LA	3	75,093	3.5%	72,952	3.7%	2.9%	Private	Bank
11	CTB Financial Corp (Community Trust)	Ruston, LA	4	60,593	2.9%	48,976	2.5%	23.7%	Private	Bank
12	Ouachita Valley Federal Credit Union	West Monroe, LA	1	58,076	2.7%	52,661	2.7%	10.3%	Private	Credit Union
13	Homeland Federal Savings Bank	Columbia, LA	1	55,946	2.6%	53,412	2.7%	4.7%	Private	Thrift
14	Caldwell Holding Company	Columbia, LA	1	55,312	2.6%	53,445	2.7%	3.5%	Private	Bank
15	Forest Kraft Federal Credit Union	West Monroe, LA	1	45,005	2.1%	41,886	2.1%	7.4%	Private	Credit Union
16	Monroe Telco Federal Credit Union	Monroe, LA	1	29,697	1.4%	27,690	1.4%	7.2%	Private	Credit Union
17	Citizens Progressive Bank	Columbia, LA	2	25,025	1.2%	23,145	1.2%	8.1%	Private	Bank
18	Richland State Bancorp, Inc.	Rayville, LA	1	12,493	0.6%	5,111	0.3%	144.4%	Private	Bank
19	Federal Employees Credit Union	Monroe, LA	1	9,417	0.4%	8,541	0.4%	10.3%	Private	Credit Union
20	District 05 Dotd Federal Credit Union	Monroe, LA	1	6,882	0.3%	5,704	0.3%	20.7%	Private	Credit Union
21	West Monroe City Employees Fed CU	West Monroe, LA	1	3,366	0.2%	3,307	0.2%	1.8%	Private	Credit Union
22	Louisiana Machinery Employees Fed CU	Monroe, LA	1	3,333	0.2%	2,341	0.1%	42.4%	Private	Credit Union
23	Monroe Credit Union	Monroe, LA	1	3,200	0.2%	3,165	0.2%	1.1%	Private	Credit Union
24	Citizens National Bancshares of Bossier	Bossier City, LA	1	939	0.0%	104	0.0%	802.9%	Private	Bank
	Total Monroe MSA Market		**75**	**$ 2,124,536**	**100.0%**	**$ 1,962,204**	**100.0%**			
2	**Pro Forma Combined IBKC/American Horizons**		**13/7**	**300,629**	**14.2%**	**242,171**	**12.3%**	**24.1%**	**Stock**	**Bank**

Source: FDIC Data at June 30, 2003 for Monroe MSA including credit unions

- Move To Number 2 Position In Monroe MSA
- Probably The Best Distribution System In The Area
- Combined Basis—13 Offices In MSA And 18 In Northeast Louisiana

7

Northeast LA Market

Market Opportunities

Louisiana Market (MSA Definition) Deposits ($ billion) IBKC Mkt. Share (%) # Large Banks** % Large Bank Deposits**

Baton Rouge $7.9 bill 0.9% 7 88.4%

Shreveport-Bossier 3.9 0.0% 5 81.3

New Orleans 18.3 1.4% 7 73.6

Houma-Thibodaux 2.3 - 5 71.5

St. Tammany 2.2 - 7 68.3

Alexandria 1.4 - 4 64.5

Monroe 1.8 14.8%* 5 61.0

Lake Charles 1.8 - 3 60.7

Lafayette 4.6 15.0% 5 30.7

* IBKC figures for Monroe include American Horizons Bank.

** “Large banks” are defined as FDIC-insured banks with headquarters outside of Louisiana and/or deposits in excess of $5 billion. Source: Deposits on June 30, 2003, adjusted for announced acquisitions; FDIC.

Source: FDIC Data; IBKC Analysis

Northeast LA Market

Monroe Area Locations

IBERIABANK

American Horizons

American Horizons Background

IBERIABANK Corporation™

Company Background

Board Of Directors & Management

	Director	Origin	City	Occupation
1.	L. Michael Ashbrook	Horizons	Monroe	Attorney/Nursing Homes/Real Estate/Banking
2.	W. Elton Kennedy	American	Mer Rouge	AH Chairman; Farm and Land Management/Investments/Banking
3.	Randy L. Ewing	American	Quitman	Ewing Timber; Former President of La. Senate; Candidate for Governor
4.	Tex R. Kilpatrick	Horizons	Monroe	Kilpatrick Funeral Homes/Central American Life Insurance/Real Estate
5.	Don M. McGehee	American	Ruston	CPA
6.	Joe E. Mitcham, Jr.	American	Ruston	Mitcham Orchards - Peach Farm
7.	Danny R. Graham	Horizons	Ruston	Lincoln Builders - Industrial/Commercial Construction
8.	Dr. Virgil Orr	American	Ruston	Retired Dean of Academic Affairs La. Tech; Retired State Representative
9.	Michael F. Zambie, MD	Horizons	Monroe	MD - The Allergy and Asthma Clinic of Monroe
10.	W. Bruce Hanks	Horizons	Monroe	Athletic Director for ULM; Former Executive Officer With CenturyTel
11.	Dan B. Taylor	Horizons	Monroe	Real Estate Investments
12.	J. Scott Cummings	Horizons	Monroe	Scott Companies - Construction/Agriculture/Forestry/Equipment Sales
13.	William D. "Billy" Haddad	Horizons	Monroe	Haddad's, Inc. - Men's Clothing Store
14.	John M. Adams	Horizons	West Monroe	Entergy - Customer Service Manager for North Louisiana
	Total Directors			
	William E. Pratt	American	Bastrop	Bank CEO
	Van E. Pardue	Horizons	Monroe	Bank President
	Roger Smith	American	Monroe	EVP and CFO
	Total Management			
	Total Insiders			

11

IBERIABANK Corporation

Company Background

History

- Holding Company Is American Horizons Bancorp, Inc. And Single Subsidiary Is American Horizons Bank
- Merger of Equals Between American Bank (Ruston) and Horizons Bank (Monroe) In 2002
- 8 Offices— Monroe (3) and West Monroe (2) in Ouachita Parish, Ruston(1) in Lincoln Parish, And Bastrop(2) in Morehouse Parish
- 115 FTEs – Branches Operate 7AM To 7PM
- $6MM Trust Preferred At 3-Month LIBOR + 315
- Benefit From Rising Interest Rates (RSA/RSL = 1.41x)
- Management And Board Control About 52% Of Stock

12

Company Background

Financials – Balance Sheet

American Horizons Bancorp, Inc.

(Dollars in Thousands) Periods Ending

3/31/03 6/30/03 9/30/03 12/31/03 3/31/04 6/30/04

ASSETS

Cash & Bal Due $7,832 $8,048 $8,198 $9,824 $6,514 8,715

Fed Funds Sold & Repos 3,086 2,491 1,500 8,904 20,005 22,230

Total Securities 15,143 13,823 11,825 12,738 14,085 12,204

Total Loans & Leases 197,274 208,305 218,225 211,401 213,256 210,078

Total Reserves (1,828) (2,030) (2,047) (2,071) (2,057) (2,061)

Net Loans & Leases 195,446 206,275 216,178 209,330 211,199 208,017

Premises & Fixed Assets 7,801 8,610 9,168 9,035 8,970 7,997

OREO - - - - - 101

Goodwill & Other Intangibles 1,280 1,280 1,280 1,280 1,280 1,280

Other Assets 5,330 6,112 4,817 4,324 4,584 4,600

Total Assets $235,918 $246,639 $252,966 $255,435 $266,637 $265,336

LIABILITIES

Deposits $195,325 $194,885 $195,586 $196,144 $197,282 195,259

Total Other Borrowings 13,274 23,107 29,789 31,416 41,002 40,584

Other Liabilities 2,405 3,215 1,396 1,201 7,126 7,472

Total Liabilities 211,004 221,207 226,771 228,761 245,410 243,315

Trust Preferred & Minority Int 6,000 6,000 6,000 6,000 - -

EQUITY

Common Stock & Surplus 19,387 19,387 19,591 19,591 19,591 19,591

Retained Earnings (515) 69 589 1,130 1,634 2,641

Other Comprehensive Income 119 53 92 30 79 (134)

Other Capital Items (77) (77) (77) (77) (77) (77)

Total Equity Capital 18,914 19,432 20,195 20,674 21,227 22,021

Total Liabilities & Equity $235,918 $246,639 $252,966 $255,435 $266,637 $265,336

Company Background

Financials – Income Statement

American Horizons Bancorp, Inc.

(Dollars in Thousands) Quarters Ending

3/31/03 6/30/03 9/30/03 12/31/03 3/31/04 6/30/04

Total Interest Income 3,611 3,915 3,903 3,878 3,781 3,848

Total Interest Expense 1,107 1,067 1,042 997 967 1,139

Net Int Income before Provision 2,504 2,848 2,861 2,881 2,814 2,709

Total Provisions for Loss 185 285 275 245 262 367

Net Int Income after Provision 2,319 2,563 2,586 2,636 2,552 2,342

Service Charges on Dep Accts 590 626 666 689 669 726

Income on Fiduciary Activities - - - - - -

Other Noninterest Income 100 84 104 105 80 735

Total Noninterest Income 690 710 770 794 749 1,461

-

Salaries & Benefits 1,197 1,239 1,254 1,651 1,233 1,198

Office Occupancy & Equipment 417 407 410 385 386 400

Amortization of Intangibles - - - - - -

Other Noninterest Expense 737 718 772 744 861 630

Total Noninterest Expense 2,351 2,364 2,436 2,780 2,480 2,228

Net Income Before Gain/Loss 658 909 920 650 821 1,575

Gain/Loss on Securities - 88 (86) 2 - -

Net Income Before Taxes 658 997 834 652 821 1,575

Income Taxes 311 412 314 111 317 570

Net Income $347 $585 $520 $541 $504 $1,005

Company Background

Financials - Ratios

American Horizons Bancorp, Inc.

(Dollars in Thousands)	Quarters Ending					
	3/31/03	6/30/03	9/30/03	12/31/03	3/31/04	6/30/04
Balance Sheet Highlights						
Total Assets	235,918	246,639	252,966	255,435	266,637	265,336
Total Loans	197,274	208,305	218,225	211,401	213,256	210,078
Total Deposits	195,325	194,885	195,586	196,144	197,282	195,859
Total Equity	18,914	19,432	20,195	20,674	21,227	22,021
Employees (FTE Basis)	111	124	112	115	111	115
Loans/Deposits (%)	101.0	106.9	111.6	107.8	108.1	107.3
Performance Measures						
Net Income	$ 347	$ 585	$ 520	$ 541	$ 504	$ 1,006
ROA (%)	0.61	0.96	0.83	0.86	0.80	1.53
ROE (%)	7.39	12.14	10.39	10.53	9.69	18.60
Net Interest Margin (%)	4.74	5.07	5.00	5.00	4.86	4.46
Capitalization						
Total Equity/Total Assets (%)	8.02	7.88	7.98	8.09	7.96	8.30
Leverage Ratio (%)	10.33	9.97	9.98	10.17	10.34	10.29
Tier 1 Risk Based Ratio (%)	11.86	11.77	11.84	12.20	12.23	12.97
Risk Based Capital Ratio (%)	12.78	12.76	12.81	13.19	13.20	13.97
Dividend Payout Ratio (%)	-	-	-	-	-	-
Deposit Composition (% Deps)						
Noninterest Bearing Deposits (%)	15.7	15.8	17.4	18.8	18.1	19.2
Asset Quality						
NPAs*/Assets (%)	0.42	0.48	0.92	0.99	0.50	0.66
Reserves/Loans (%)	0.93	0.97	0.94	0.98	0.96	0.98
Net Charge-Offs/Avg Loans (%)	0.09	0.16	0.48	0.41	0.52	0.69

* NPAs include 90 Days Past Due

15

Merger Proposal

American Horizons

Merger Proposal

Deal Overview

0.3771 Shares Of IBKC Stock For Each AH Share

Equates To $21.49 Stock Value Per AH Share ($57.00 IBKC Price)

Plus Up To $1.6 Million Cash Potential ($0.73 Per AH Share)

Customary Walk-Away Provisions (6-Month, Mutual, MAC, etc.)

Insiders Sign Support And Affiliate Agreements

No Corporate Board Seats

AH Board Members Form Northeast Louisiana Advisory Board

Will Pratt Named Vice Chairman of Northeast Louisiana Advisory Board; Van Pardue Named Northeast Louisiana Market President

Lock-Up Fee Of $1 Million

Pricing Collars When IBKC Price Hits $59.02 And $56.00

IBERIABANK Corporation

Merger Proposal

Impact Of Pricing Collars

Exchange Ratio	Stock Price	Value Per AH Share	Exchange Ratio	IBKC Shares Issued	Stock ($ Millions)	Cash ($ Millions)	Total ($ Millions)
Floating	$ 60.00	$ 22.26	0.3709	803,863	$ 48.2	$ 1.6	$ 49.8
Floating	59.75	22.26	0.3725	807,226	$ 48.2	$ 1.6	$ 49.8
Floating	59.50	22.26	0.3741	810,618	$ 48.2	$ 1.6	$ 49.8
Floating	59.25	22.26	0.3756	814,038	$ 48.2	$ 1.6	$ 49.8
Fixed Exchange	**59.02**	**22.26**	**0.3771**	**817,211**	$ 48.2	$ 1.6	$ 49.8
Fixed Exchange	59.00	22.25	0.3771	817,211	$ 48.2	$ 1.6	$ 49.8
Fixed Exchange	58.75	22.15	0.3771	817,211	$ 48.0	$ 1.6	$ 49.6
Fixed Exchange	58.50	22.06	0.3771	817,211	$ 47.8	$ 1.6	$ 49.4
Fixed Exchange	58.25	21.97	0.3771	817,211	$ 47.6	$ 1.6	$ 49.2
Fixed Exchange	58.00	21.87	0.3771	817,211	$ 47.4	$ 1.6	$ 49.0
Fixed Exchange	57.75	21.78	0.3771	817,211	$ 47.2	$ 1.6	$ 48.8
Fixed Exchange	57.50	21.68	0.3771	817,211	$ 47.0	$ 1.6	$ 48.6
Fixed Exchange	**$ 57.00**	**$ 21.49**	**0.3771**	**817,211**	**$ 46.6**	**$ 1.6**	**$ 48.2**
Fixed Exchange	57.25	21.59	0.3771	817,211	$ 46.8	$ 1.6	$ 48.4
Fixed Exchange	57.00	21.49	0.3771	817,211	$ 46.6	$ 1.6	$ 48.2
Fixed Exchange	56.75	21.40	0.3771	817,211	$ 46.4	$ 1.6	$ 48.0
Fixed Exchange	56.50	21.31	0.3771	817,211	$ 46.2	$ 1.6	$ 47.8
Fixed Exchange	56.25	21.21	0.3771	817,211	$ 46.0	$ 1.6	$ 47.6
Fixed Exchange	**56.00**	**21.12**	**0.3771**	**817,211**	$ 45.8	$ 1.6	$ 47.4
Floating	55.75	21.12	0.3788	820,875	$ 45.8	$ 1.6	$ 47.4
Floating	55.50	21.12	0.3805	824,573	$ 45.8	$ 1.6	$ 47.4
Floating	55.25	21.12	0.3822	828,304	$ 45.8	$ 1.6	$ 47.4
Floating	55.00	21.12	0.3840	832,069	$ 45.8	$ 1.6	$ 47.4

- **Fixed Exchange Ratio Within Collars (Fixed # of Shares)**
- **Floating Exchange (Fixed Price) At $59.02 And $56.00**

18

Merger Proposal

Significant Assumptions

We Estimate AH Will Earn Base Net Income Of Approximately $2.2MM In 2004 And $2.4MM In 2005

Anticipate Some Marginal Loan And Deposit Run-Off To Occur Within The First Year

35% Cost Savings in 2005 (Phased In) And 42% Cost Savings In 2006

One-Time Costs Of $900k (On The Books Of IBKC During 1Q 2005)

CDI Assumed To Be 5%; 7 Years, SYD Basis

All Stock Options Are Fully Exercised

Merger Proposal

Financial Implications

Drivers Of Financial Results:

Manage Credit Risk

Achieve Consolidation Savings

Manage Run-Off And Expand Relationships

Breakeven Impact On EPS In 2005

9% Accretive to BVS; 4% Dilutive To Tangible BVS

Approximately $30 MM Goodwill Created

Tier 1 Leverage Ratio Declines 26 Bps (Offset By TRP)

Internal Rate Of Return In “Mid-20% Range”

Merger Proposal

Strategic Implications

Good Stable Market – Enhances Diversification

Exceptional Distribution System Combination

Strong Retail And Business Banking Presence

Creates A Full Service Franchise

American Horizons Provides Market Leadership

Formation of Northeast Louisiana Advisory Board

Retail Shareholder Base In Northeast Louisiana

Excellent Merger Timing

Merger Proposal

Market Multiples

Reported Fully Converted

Market-To-Book Ratio 2.06 2.08

Market-To-Tang. Book 2.19 2.21

P/E - Trailing 12 Mos. 17.6 18.5

Deposit Premium 12.0% 12.8%

Core Deposit Premium 16.3% 17.4%

Pricing Multiples Assume Full Cash Payment

“Fully Converted” Figures Assume All Outstanding Stock Options Are Exercised

Current Proposal Is In Line With Current Market Multiples

Price to LTM EPS

30x 20x 10x 0x

20.9x 18.0x 18.2x 19.0x 21.3x 23.1x

1999 2000 2001 2002 2003 YTD

Price to Book Value

300% 250% 200% 150% 100% 50% 0%

218% 192% 173% 169% 206% 239%

1999 2000 2001 2002 2003 YTD

Merger Proposal

Summary Of Merger

Compelling Synergies

Solid #2 Market Share (Behind Bank One) With Excellent Distribution System

Excellent Returns For Shareholders Of Both Companies

Provides Diversity-Retail Shareholders

Creates Northeast Louisiana Advisory Board

We Can Manage Interest Rate And Credit Risk

Our View: Moderate Risk And Return Deal